SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant To Section 14(a) of the Securities
            Exchange Act of 1934(Amendment No. _________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               MVSI, INC.
    -----------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                                  N/A
  -----------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the
                            Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act
        Rules 14a-6(i)(1) and 0-11.

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           applies:
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           ------------------------------------------------------
       (2) Aggregate number of securities to which transaction
           applies:
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           ------------------------------------------------------
       (3) Per unit price or other underlying value of
           transaction computed pursuant to Exchange Act
           Rule 0-11 (set forth the amount on which the filing
           fee is calculated and state how it was determined):
                                N/A
           ------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:
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           ------------------------------------------------------

       (5) Total fee paid:
                                N/A
           ------------------------------------------------------

    [ ] Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:
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

                                                   [MVSI, INC. LETTERHEAD]

                    TO THE STOCKHOLDERS OF MVSI, INC.


                                                    April 24, 1998

Dear MVSI Stockholder:

   You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of MVSI, Inc. The Annual Meeting will be held at Socrates Technologies, Inc., a wholly owned subsidiary of MVSI, Inc., located at 9301 Peppercorn Place, Largo, Maryland 20774, on Friday, May 29, 1998 at 11:00 a.m., local time.

   If you plan to attend the Annual Meeting, please mark the appropriate box on the last page of the enclosed proxy so that the Company may make appropriate seating arrangements at the Annual Meeting. Further, only Stockholders bearing an admission slip will be permitted to attend the Annual Meeting. The admission slip is on the last page of the enclosed Proxy Statement. If your shares are not registered in your own name, please advise your bank or broker or other nominee that you wishs to attend the Annual Meeting and they will request an admission card for you.

   Please carefully read the Proxy Statement before completing, signing and returning the accompanying proxy card in the postage paid self-addressed envelope provided for that purpose. It is very important to obtain a quorum at the Annual Meeting. We thank you for your prompt attention to these important matters.


                                         Very truly yours,

                                         EDWARD RATKOVICH
                                         Chairman of the Board
                                         and Chief Executive Officer

                               MVSI, INC.
                      8133 Leesburg Pike, Suite 750
                        Vienna, Virginia 22182

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MAY 29, 1998

    NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders (the "Annual Meeting") of MVSI, Inc., a Delaware corporation (the "Company"), will be held at 11:00 a.m., local time, on Friday, May 29, 1998, at the executive offices of Socrates Technologies, Inc., a wholly owned subsidiary of MVSI, Inc., located at 9301 Peppercorn Place, Largo, Maryland 20774, for the following purposes:

    1. To elect a Board of Directors consisting of five directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; and

    2. To approve an amendment to the Company's 1997 Stock Option
Plan to increase the shares available for issuance under said plan from 1,000,000 to 3,000,000; and

    3. To ratify the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal ending September
30, 1998.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 15, 1998 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting or any adjournments thereof.

    You are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please mark, sign, date and return the accompanying proxy as promptly as possible in the enclosed postage-prepaid envelope. If you attend the Annual Meeting you may, if you wish, withdraw your proxy and vote in person. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MVSI, INC.


                              By Order of the Board of Directors,

                              MARK J. MCKNIGHT
                      					   Chief Financial Officer and
                              Corporate Secretary

Vienna, Virginia
April 24, 1998

                                 MVSI, Inc.
                        8133 Leesburg Pike, Suite 750
                          Vienna, Virginia  22182

                          -----------------------
                              PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MAY 29, 1998
                          -----------------------

    The accompanying proxy is solicited on behalf of the Board of Directors of MVSI, Inc. (the "Company") for use at the Company's 1998 Annual Meeting of Stockholders to be held Friday, May 29, 1998 at 11:00 a.m., local time, at the executive offices of Socrates Technologies, Inc., a wholly-owned subsidiary of the Company, located at 9301 Peppercorn Place, Largo, Maryland 20774, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials were first sent or given to the Company's stockholders on or about April 24, 1998.

    As used herein, and unless the context otherwise indicates, the "Company" means "MVSI, Inc.", including its wholly owned subsidiaries. The "Subsidiaries" collectively means Socrates Technologies, Inc., Expert, Inc., JMR Distributors, Inc., Technet Computer Services, Inc. and MVS Modular Vision Systems, Inc., and "shares" means shares of Common Stock, $.01 par value, of the Company.


          INFORMATION CONCERNING SOLICITATION AND VOTING

PURPOSE OF THE ANNUAL MEETING

    The purpose of the Annual Meeting is to (i) to elect five(5) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, (ii) to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares available for issuance under said plan from 1,000,000 to 3,000,000, (iii) to ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending September 30, 1998, and (iv) to transact such other business as may properly come before the meeting or at any and all continuation(s) or adjournment(s) thereof.

RECORD DATE AND SHARES OUTSTANDING

    Only stockholders of record at the close of business on April 15, 1998 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. At the Record Date, 15,792,466 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and 5% shareholders, see "OTHER INFORMATION-Security Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES

    Any proxy duly given pursuant to this solicitation may be revoked by the person or entity giving it at any time before it is voted by delivering a written notice of revocation to the Secretary of the Company, by executing a later-dated proxy and delivering it to the Secretary of the Company or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy).

VOTING AND SOLICITATION

    On all matters, each share has one (1) vote. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as directed by the stockholder. If no specific voting instructions are given, the proxy will be voted FOR (i) the election of the five nominees for election to the Board of Directors listed in the proxy, (ii) the approval of the amendment to the 1997 Stock Option Plan to increase the authorized number of shares of Common Stock available for issuance thereunder from 1,000,000 to 3,000,000; and (iii) the ratification of the appointment of Grant Thornton, LLP, as the Company's independent auditors for the fiscal year ending September 30, 1998.

    If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the accompanying proxy will vote on such matters in accordance with their best judgment.

    The Company will bear the cost of solicitation of proxies. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's voting stock. Solicitation of proxies will be made by mail. Further solicitation of proxies may be made by telephone or oral communication by the Company's regular employees, who will not receive additional compensation for such solicitation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Annual Meeting must be represented, either in person or by proxy, at the Annual Meeting. Under Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

FISCAL YEAR END

    The Company's fiscal year ends on September 30th. Fiscal 1997 ended September 30, 1997 and is referred to herein as the "Last
Fiscal Year".



                        PROPOSAL NO. 1

                    ELECTION OF DIRECTORS

DIRECTORS

    Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. The
Company's Bylaws provide that the Board of Directors will consist of a minimum of five and a maximum of eleven directors, with the exact number of directors being designated by the Board of Directors. During 1997, James E. Ewan, Barry J. Hatfield and Bojko Vodanovic resigned as members of the Board of Directors. Mr. Jeffrey Rubin resigned as a member of the Board, effective February 7, 1998. Mr. Paul W. Richter filled the vacancy left by the resignation of Mr. Ewan, who had filled the vacancy created by Mr. Hatfield's resignation. As a result of these vacancies, the Board of Directors has currently fixed the authorized number of directors at five with the understanding that the Board of Directors shall endeavor to seek two (2) additional persons who are qualified and willing to serve as independent members of the Board of Directors.

    Each of the five nominees for election to the Board of Directors is currently serving as a director of the Company and was elected to his or her present term of office by the stockholders of the Company. Set forth below are the names and a brief description of the background of each of the five nominees for election as directors of the Company.

    Each of the nominees first became a director of the Company in the year set forth in his or her background description herein and has continually served as a director of the Company since that date.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by proxies will be voted FOR the election of the five nominees named below as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
FIVE NOMINEES (LISTED BELOW) TO THE COMPANY'S BOARD OF DIRECTORS.

NOMINEES FOR DIRECTOR

   NAME OF NOMINEE         AGE          POSITION WITH COMPANY
---------------------     ------       --------------------------
Edward Ratkovich(1)         73          Chairman of the Board and
                                        Chief Executive Officer

Paul W. Richter             42          President, Chief
                                        Operating Officer and
                                        Director

Abbas Fathi                 42          Director, Chief Executive
                                        Officer and President of
                                        Socrates Technologies, Inc.

E. Paul Roberts(1)(2)(3)    81          Director

Clive G. Whittenbury(2)(3)  64          Director


---------------------

(1)  Member of the Executive Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Audit Committee.

    Edward Ratkovich, Major General, United States Air Force (ret.), age 73, has served as Chairman of the Board and Chief Executive Officer since the Company's inception in April 1994. He was appointed President of the Company on August 1, 1996 and held that position until February 7, 1998. He has also served as the Chief Financial Officer until June 1996. General Ratkovich is a highly decorated air combat command pilot and a veteran of World War II, the Korean War, the Cuban Missile Crisis and the Vietnam War. General Ratkovich has substantial senior management, operations and consulting experience. He retired from the U.S. Air Force in 1975 after 33 years of active duty service. From 1975 to 1994, he served as a management consultant to numerous systems engineering and technology firms in the United States. Since November 1994, General Ratkovich has been devoted on a full-time basis to the management and operations of the Company.

    Paul W. Richter, age 42, is being nominated for the first time as a Director of the Company. Mr. Richter served as General Counsel and Secretary of the Company since January 1997. On February 7, 1998, General Ratkovich nominated and the Company's Board of Directors appointed Mr. Richter as President, Chief Operating Officer and a director of the Company. Mr. Richter continues to oversee the legal affairs and administration of the Company. Chairman Ratkovich resigned as President of the Company on February 7, 1998. Prior to joining the Company, Mr. Richter practiced law in Northern Virginia from 1991 through 1996. Prior to 1991, Mr. Richter was President of a joint venture owned by West Publishing Company, General Manager of a subsidiary of Thomson Publishing Company, Vice President of Operations at a subsidiary of Gulf & Western Industries, Inc. and General Manager of a subsidiary of Commerce Clearing House, Inc. Mr. Richter has an L.LM. in Securities Law from Georgetown University Law Center, a J.D. from George Mason University Law School, and a B.A. with honors from Knox College. He is also the originator and author of The Proxy Contest Handbook (Clark Boardman Co., New York City,
1990) and Corporate Anti-Takeover Devices: The Poison Pill Defense (Clark Boardman Co., New York City, 1988-1989).

    Abbas Fathi, age 42, has been a Director since 1997. In 1989, Mr. Fathi founded Socrates Technologies, Inc. (formerly "Socrates, Inc."), a Maryland corporation, and since July 1, 1996, a wholly owned subsidiary of the Company. Since 1989, Mr. Fathi has served as the Chief Executive Officer and President of Socrates Technologies, Inc. Mr. Fathi holds a B.A. degree from Texas Tech University and a Masters in Urban Planning from Rutgers University.

    Edward Paul Roberts, Lieutenant Colonel, United States Air Force (retired), age 81, has served as a Director of the Company since 1994. Colonel Roberts has substantial senior management, operations and technical advisory experience. He retired from the United States Air Force in 1964 after 22 years of active duty service. Since 1975, Colonel has served as a technical and operations consultant to numerous major systems engineering and technology firms in the United States. Colonel Roberts holds B.S. and M.S. degrees from Jackson College and attended post-graduate school at The College of William and Mary.

    Clive Whittenbury, age 64, has been Director of the Company since 1994. Dr. Whittenbury has substantial senior management, operations, and technical advisory experience. From 1972 to 1979, Dr. Whittenbury was a Senior Vice President and from 1976 to 1986 was a director of Scientific Applications International Corporation, a San Diego, California-based international systems engineering firm. Since 1979, Dr. Whittenbury has been Executive Vice President and then a director of the Erickson Group, Inc., an international diversified products and aircraft services firm. Dr. Whittenbury is a member of the International Advisory Board for the British Columbia Advanced Systems Institute, which manages commercialization programs in technology at the three major Vancouver/Victoria universities, and a member of the Advisory Board of Compass Technology Partners, an investment fund. He is Chairman of the Laser Directorate Advisory Board for the Lawrence Livermore National Laboratory. Dr. Whittenbury served as an advisor to three U.S. Congressional Committees and with the Grace Commission. Dr. Whittenbury holds a B.S. honors degree in physics (Manchester, England) and a Ph.D. degree (Aeronautical Engineering) from the University of Illinois.

    The Company is not aware of any family relationships among any director, executive officer or person nominated to become a director. The Certificate of Incorporation of the Company contains provisions eliminating or limiting the personal liability of directors or violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

BOARD OF DIRECTOR'S MEETINGS AND COMMITTEES

    The Board of Directors held nine (9) meetings during the last fiscal year. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors held during such period and the total number of meetings held during such period by all committees of the Board of Directors on which that director served.

    The Company has standing Audit, Compensation and Executive Committees, but has not established a Nominating Committee. The Audit Committee members are E. Paul Roberts and Clive Whittenbury, the Company's independent directors. The Chairman of the Audit Committee is E. Paul Roberts. The Audit Committee's responsibilities include, among other things, recommending the selection of the Company's independent public accountants to the Board of Directors, reviewing the activities and the reports of the independent public accountants, reviewing the independence of the independent public accountants and examining the adequacy of the Company's internal controls and internal auditing methods and procedures. The Audit Committee met on February 7, 1998 to review the annual audit and related issues for the fiscal year ending September 30, 1997 but did not meet during the last fiscal year.

    The Compensation Committee members are E. Paul Roberts and
Clive Whittenbury.  E. Paul Roberts is the Chairman of the
Compensation Committee. The Compensation Committee's responsibilities include, among other things, making recommendations to the Board of Directors regarding the salaries, bonuses and other compensation to be paid to the Company's officers and administering the 1997 Stock Option Plan. The
Compensation Committee met two times during the last fiscal year ending September 30, 1997.

    The Executive Committee members are Edward Ratkovich and E. Paul Roberts. Edward Ratkovich is the Chairman of the Executive Committee. The duties of the Executive Committee are, to the extent authorized by the Board of Directors, to exercise all the powers and authority of the Board of Directors with respect to the management of the business and affairs of the Company. The Executive Committee met eleven times during the last fiscal year.

DIRECTOR COMPENSATION

    Each director who does not receive compensation as an officer or employee of the Company or its Subsidiaries, is entitled to receive a $1,500 per calendar month, or $18,000 per year, for services rendered as a Director. Each director may be reimbursed for certain expenses incurred in attending Board of Directors and committee meetings.

    Directors who are officers of the Company or its Subsidiaries may be granted options or stock bonus awards under the 1997 Stock Option Plan. As of the date of this proxy statement, the non-employee directors of the Company are not eligible for stock option grants under the existing plans.

                         PROPOSAL NO. 2

              AMENDMENT OF 1997 STOCK OPTION PLAN TO
                   INCREASE AUTHORIZED SHARES

    The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, an amendment to Section 4 of the Company's 1997 Stock Option Plan to increase the authorized number of shares available for issuance under the 1997 Stock Option Plan from 1,000,000 to 3,000,000 shares of Common stock. As of April 15, 1998, the Company had granted stock options under the 1997 Stock Option Plan which would, if fully exercised, result in the net issuance of 904,000 of the 1,000,000 currently authorized shares. Since the Company is engaged in highly competitive industries where incentive compensation is often necessary to attract or retain qualified professionals and to allow the Company to compete for such professionals with larger, better funded competitors, the Company's Board of Directors anticipates the granting of additional stock options in fiscal year 1998 to attract and retain key employees and professional staff and to provide an incentive for other employees to continue their efforts to increase the Company's productivity and profitability. The stockholders are asked to approve this amendment to Section 4 of the 1997 Stock Option Plan. As amended, Section 4 of the 1997 Stock Option Plan would read as follows:

     Section 4.  The stock subject to Options shall be
     be authorized but unissued shares of Common Stock, $.01 par value, ("Common Stock"), or shares of Common
     Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan (including shares issued pursuant to the Initial Plan) is 3,000,000, subject to adjustment as provided in Section 13. Any such shares may be issued as ISO's or Non-Qualified Options so long
     as the number of shares so issued does	not exceed such
     number, as adjusted.  If any Option granted under the
     Plan shall expire or terminate for any reason without
     having been exercised in full or	shall cease for any
     reason to be exercisable in whole or in part, or if the
     Company shall re-acquire any unvested	shares issued
     pursuant to Options, the unpurchased shares subject to such Options and any unvested shares so re-acquired by the Company shall again be available for grants of Options under the Plan.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the voting power of the outstanding shares of the Company's Common Stock present and entitled to vote, either in person or by proxy, at the Annual Meeting is required to approve the proposed amendment to the 1997 Stock Option Plan. Abstentions as to this Proposal 2 will have the same effect as votes against Proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S 1997
STOCK OPTION PLAN.


                         PROPOSAL NO. 3

                   RATIFICATION OF APPOINTMENT
                     OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Grant Thornton, LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending September
30, 1998 and seeks ratification of such appointment.

    Grant Thornton, LLP, has acted as the Company's independent auditors since 1995. Representatives of Grant Thornton, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so decide and will be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the voting power of the outstanding shares of the Company's Common Stock present and entitled to vote, either in person or by proxy, at the Annual Meeting is required to ratify the selection of the Company's independent auditors. Abstentions as to this Proposal 3 will have the same effect as votes against Proposal 3. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 3 and will not be counted as votes for or against Proposal 3. Properly executed, unrevoked proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the proxy.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP AS
THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
SEPTEMBER 30,1998.


                        OTHER INFORMATION

EXECUTIVE OFFICERS AND KEY MANAGEMENT OF SUBSIDIARIES

    The Board of Directors elects the executive officers of the Company annually at its first meeting following the Annual Meeting. Certain information concerning the Company's executive officers and key managers of the Company's Subsidiaries, except information regarding Mssrs. Ratkovich, Richter and Fathi, previously included above, is set forth below.

    Mark J. McKnight, age 32, has been the Chief Financial Officer and Controller since June 1996 and the Assistant Secretary since August 1996. On February 7, 1998, Mr. McKnight was nominated and appointed by the Board of Directors as Secretary of the Company. Prior to joining the Company, Mr. McKnight held a similar position for three years with a privately held corporate services company. Mr. McKnight also has seven years of public accounting experience with Ernst & Young, LLP and most recently Grant Thornton, LLP. Mr. McKnight holds a B.S.M. degree (accounting) from Tulane University and is a certified public accountant.

    Gana Govind, age 47, has been an executive officer of an MVSI Subsidiary since 1997. In 1989, Mr. Govind founded Technet Computer Services, Inc. ("Technet"), a Virginia corporation, and since July 1, 1997, a wholly owned subsidiary of the Company. Since 1989, Mr. Govind has served as President and Chief Executive Officer of Technet. Mr. Govind holds a Masters Degree in Physics and B.A. Degrees in Physics and Education from the Madras University in India.

    Eric Ma, age 40, has been an executive officer of an MVSI Subsidiary since 1997. In 1991, Mr. Ma founded Expert, Inc., a
New York corporation, and since April 1, 1997, a wholly owned subsidiary of the Company. Since 1991, Mr. Ma has served as the President and Chief Executive Officer of Expert, Inc. Mr. Ma holds a Masters Degree in Computer Science and Information Science from the New Jersey Institute of Technology and a B.A. Degree in Power Mechanical Engineering from Tsing Hua University in Taiwan.

    Jeffrey Rubin, age 43, has served as a Director of the Company since 1997. Mr. Rubin is not standing for re-election as a Director at the upcoming Annual Meeting. Mr. Rubin founded
JMR Distributors, Inc. ("JMR"), a Virginia corporation and, since October 1, 1995, a wholly owned subsidiary of the Company. Since 1990, he has also served as the President and Chief Executive Officer of JMR. Mr. Rubin holds B.S. and A.S. degrees from Embry-Riddle Aeronautical University.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934
Requires the Company's officers and directors, and persons who own beneficially more than ten percent of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and with The Nasdaq Stock Market. Such officers, directors, and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the last fiscal year, the Company's officers, directors and greater than ten percent beneficial owners complied with all applicable
Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of April 15, 1998, certain information regarding the beneficial ownership of the Company's Common Stock, including the shares of Common Stock as to which a right to acquire ownership within sixty days exists, of (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company's directors,
(iii) each of the Company's "Named Executive Officers" (as defined under "Executive Compensation"), and (iv) all executive officers and directors and director nominees of the Company as a group. A total of 15,792,466 shares of the Company's Common stock were issued and outstanding as of April 15, 1998.


DIRECTORS, NAMED                   			SHARES BENEFICIALLY OWNED
EXECUTIVE OFFICERS AND              -----------------------------
5% SHAREHOLDERS(1)(8)                 NUMBER           PERCENT(1)
-----------------------------------------------------------------
Edward Ratkovich (2)                1,939,467            12.17%
Hirata Corporation USA (3)          1,000,000             6.27%
Abbas Fathi(4)                        375,000             2.35%
Paul W. Richter(5)                     12,500	               *
E. Paul Roberts(6)                    184,000             1.15%
Clive G. Whittenbury(7)               100,000                *

All Directors, nominees and
executives officers as a group(9)   3,528,169        		  22.14%

-----------------------------------------------------------------
* Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to Options held by that person that are currently exercisable or exercisable within sixty days of April 15, 1998 are deemed outstanding. As a result, the above share numbers and percentages have been calculated based on a total of 15,937,466 shares outstanding, representing the current shares outstanding of 15,792,466 plus 145,000 shares subject to options that are exercisable within sixty days of April 15, 1998.

     To the Company's knowledge, and unless otherwise indicated, each party named in the table has sole voting and investment power with respect to the shares beneficially owned. Except as otherwise indicated, the address of each of the parties in this table is c/o MVSI, Inc., 8133 Leesburg Pike, Suite 750, Vienna, Virginia 22182.

(2) Includes 57,000 shares jointly owned by Mr. Ratkovich and his spouse, as well as, 75,000 shares owned by Mr. Ratkovich in the form of options exercisable as of April 15, 1998.

(3) Hirata Corporation, Toyko, Japan, became a beneficial owner of more than 5% of the Company's Common Stock on December 15, 1997, when Hirata exercised and converted 1,000,000 MVSI Class B Warrants which Hirata had acquired for investment purposes, into MVSI Common Stock at a cost of $4,200,000. Subsequent to the transaction, Hirata Corporation filed a Schedule 13D with the Securities and Exchange Commission as a Reporting Person(Entity).

(4) Includes 25,000 shares held by Mr. Fathi in the form of options exercisable as of April 15, 1998.

(5) Includes 12,500 shares held by Mr. Richter in the form of options exercisable as of April 15, 1998.

(6) Edward Paul Roberts disclaims ownership of 50,000 shares owned by O'Connell Technologies, Inc. Mr. Roberts is a principal stockholder of O'Connell Technologies, Inc. On July 17 and September 1, 1997, respectively, Mr. Roberts purchased 50,000 and 35,000 shares, respectively, of Common Stock from the Company, which shares are "restricted securities" under Rule 144 of the Securities Act of 1933, as amended.

(7) On July 17, 1997, Clive Whittenbury purchased 50,000 shares of Common Stock from the Company. The shares are "restricted securities" under Rule 144 of the Securities Act of 1933, as amended.

(8) Includes 145,000 shares (in total) owned by the Group (9 persons) in the form of options exercisable as of April 15, 1998.

    The above summary of stock ownership does not include 1,969,154 treasury shares held by the Company as of April 15, 1998.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth certain information concerning all cash compensation awarded to, earned by, or paid for all services rendered to the Company, for the Company's Chief Executive Officer and all other executive officers of the Company or its Subsidiaries whose total cash compensation exceeded $100,000 for the last completed fiscal year (the "Named Executive Officers").

                  SUMMARY COMPENSATION TABLE

                                                    SECURITIES
                              ANNUAL COMPENSATION   UNDERLYING
NAME AND PRINCIPAL   FISCAL   -------------------   STOCK OPTIONS
POSITION              YEAR     SALARY     BONUS     (# OF SHARES)
------------------   ------   --------  ---------   -------------
Edward Ratkovich
Chairman, CEO         1997    $102,000   $    -      300,000
                      1996    $195,000   $97,500          -
              		      1995    $130,000   $65,000          -

Abbas Fathi           1997    $150,000   $75,000     100,000
President, Socrates   1996           -         -           -
Technologies, Inc.    1995           -         -           -

___________________________


EMPLOYMENT AGREEMENTS

    Mr. Ratkovich entered into an employment agreement, dated February 1, 1995, with the Company, which employment agreement expires on January 31, 2000. Under his employment agreement, he is entitled to receive a base annual salary of $195,000 (as adjusted by any increases granted by the Compensation
Committee) plus an annual bonus equal to 50% of his then current base annual salary. Under Mr. Ratkovich's current employment agreement, if the employment agreement is terminated without cause by the Company or with good reason by Mr. Ratkovich, then the Company would be obligated to pay Mr. Ratkovich's base annual salary through the remaining term of the employment agreement plus the sum of the annual bonus plus the maximum amount that could have been paid under any performance bonus plan multiplied by the number of years remaining in the term of the employment agreement. Effective October 1, 1996, Mr. Ratkovich voluntarily agreed to adjust his annual base salary to $102,000 and to amend his annual bonus so that the amount of the bonus would be determined by the Compensation Committee and would be conditioned upon and based on the financial performance of the Company.

   	Mr. Richter entered into an employment agreement, dated February 1, 1998, with the Company, which employment agreement expires on February 1, 1999. Under his employment agreement, Mr. Richter is entitled to receive a base salary of $139,600 plus an annual bonus to be determined by the Compensation Committee and conditioned upon and based on the financial performance of the Company. Under Mr. Richter's current employment agreement, if the employment agreement is terminated without cause by the Company or with good reason by Mr. Richter, then the Company would be obligated to pay Mr. Richter's base annual salary through the remaining term of the employment agreement plus the sum of the annual bonus plus the maximum amount that could have been paid under any performance bonus plan.

    Each of the Presidents of the Subsidiaries, except Mr.
Rubin of JMR Distributors, Inc., currently has an employment agreement providing for a base salary and an annual bonus. Mr. McKnight does not have an employment agreement with the Company.

OPTION GRANTS IN LAST FISCAL YEAR

    All options granted under the Company's 1997 Stock Option Plan have been granted at an exercise price equal to or exceeding the fair market value on the date of grant. All options granted to-date vest over a two-year period and expire in 10 years from the date of grant. The 1997 Stock Option Plan is currently administered by the Compensation Committee of the Board of Directors.

    The following table provides information with respect to options granted in the Last Fiscal Year to the Named Executive Officers.


                                    INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                                    -----------------                    VALUE AT ASSUMED
                   SHARES OF       PERCENT OF                            ANNUAL RATES OF STOCK
                   COMMON STOCK    TOTAL OPTIONS                         PRICE APPRECIATION
                   UNDERLYING      GRANTED TO      EXERCISE              FOR OPTION TERM
                   OPTIONS         EMPLOYEES IN    PRICE     EXPIRATION  -------------------
   NAME            GRANTED(#)(1)   FISCAL YEAR(2)  ($/SH)       DATE       5 ($)     10 ($)
----------------   -------------   --------------  --------  ----------  -------------------
Edward Ratkovich     150,000           16.23%        3.23    April 2007   304,500    772,168
                     150,000           16.23%        4.54     July 2007   429,000  1,084,995

Abbas Fathi           50,000            5.41%        2.94    April 2007    92,500    233,666
                      50,000            5.41%        4.13     July 2007   130,000    329,000

----------------

(1) Based on 924,000 shares of Common Stock underlying options granted to employees during the Last Fiscal Year.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price.

    No options granted under the Company's 1997 Stock Option Plan were eligible to be exercised during the Last Fiscal Year.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    Notwithstanding anything to the contrary set forth in any of the previous filings made by the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, which might incorporate future filings, including, but not limited to, this Proxy Statement, in whole or in part, the following Compensation Committee Report and the performance graph appearing herein shall not be deemed to be incorporated by reference into any such future filings.

    This Compensation Committee Report discusses the Company's executive compensation policies and the basis for the compensation paid to the Company's executive officers during fiscal year 1997.

    Compensation Policy. The Company's policy with respect to executive compensation has been designed to:

    o Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company's industry;

    o Reward executive officers for the achievement of short-term operating goals and for the enhancement of the long-term value of the Company; and

    o Align the interests of the executive officers with those of the Company's stockholders with respect to short-term operating goals and long-term increases in the price of the Company's Common Stock.

    The components of compensation paid to certain executive officers consist of (a) base salary, (b) incentive compensation in the form of discretionary annual bonus payments (through the Compensation Committee) and stock option grants under the Company's 1997 Stock Option Plan, and
(c) certain other benefits provided to the Company's executive officers. The Compensation Committee has been responsible for reviewing and approving cash compensation paid by the Company to its executive officers and members of the Company's senior management team, including bonuses and awards made under the aforementioned incentive plans, selecting the individuals who will receive such bonuses and awards and determining the timing, pricing and amount of all such bonuses and awards granted.

    The compensation plan for the executive officers of the Company and its Subsidiaries rewards those individuals when the Company and its stockholders have benefited from achieving the Company's goals and targeted objectives, all of which the Compensation Committee feels will dictate, in large part, the Company's future operating results. The Compensation Committee believes that its policy of compensating certain of its executive officers with incentive-based compensation fairly and adequately compensates those individuals in relation to their responsibilities, capabilities and contribution to the Company, and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company's industry.

    Components of Compensation. The primary components of compensation paid by the Company to its executive officers and senior management personnel, and the relationship of such components of compensation to the Company's performance, are discussed below:

    Base Salary. Compensation Committee reviews and approves the base salary paid by the Company to its executive officers and the Presidents of its Subsidiaries. Annual adjustments to base salaries are determined based upon a number of factors, including the Company's performance (to the extent such performance can fairly be attributed or related to each executive's officer's performance), as well as the nature of each executive officer's responsibilities, capabilities and contributions. The Compensation Committee reviews the base salaries of its executive officers in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. The Compensation Committee believes that base salaries for the

Company's executive officers have been reasonable in relation to the Company's size and performance in comparison with the compensation paid by similarly sized companies or companies within the Company's industry.

    Incentive Compensation. The Compensation Committee has the authority, within the terms of the 1997 Stock Option Plan, to select the executive officers and employees who will be granted stock options.

    Other Benefits. The Company maintains certain other plans and arrangements for the benefit of its executive officers. The
Company believes these benefits are reasonable in relation to the executive compensation practices of other similarly sized companies or companies within the Company's industry.

    Conclusion. The Compensation Committee believes that the concepts discussed above further the stockholders' interests and that officer compensation encourages responsible management of the Company. The Compensation Committee regularly considers the effect of management compensation on stockholder interests. In the past, the Board of Directors based its review in part on the experience of its own members and on information requested from management personnel.


                                 COMPENSATION COMMITTEE OF
                                 THE BOARD OF DIRECTORS

                                 Edward Paul Roberts
                                 Clive G. Whittenbury


PERFORMANCE GRAPH

    The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, from the effective date of the initial public offering of the Company's Common Stock (August 14, 1995) through the end of the Last Fiscal Year (September 30, 1997) for the Company, the
Nasdaq Stock Market-U.S. Index (the "Nasdaq Index") and the Russell 2000 Index, a broad-market index, showing the total return of 2,000 publicly-traded small and mid-capitalization companies. The graph assumes that $100 was invested in the Company's Common Stock on August 15, 1995, and in each of the two indices on September 30, 1995. Note that historic stock price performance is not necessarily indicative of future stock price performance.


 MEASUREMENT PERIOD        MVSI     NASDAQ STOCK       RUSSELL
(FISCAL YEAR COVERED)      INC.      MARKET-US       2000 INDEX
---------------------    --------   -------------    ------------
08/15/95(1)                $100         -                -
09/30/95                   $214       $100             $100
09/30/96                   $279       $186             $191
09/30/97                   $211       $256             $254

<F1>
(1) Date represents first trading day of the Company's Common Stock.

                         OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters are properly brought before the Annual Meeting or any adjournment of postponement thereof, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote on such matters in accordance with their best judgment acting together or separately.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE ANNUAL

    All proposals of stockholders intended-to-be presented at the Company's 1999 Annual Meeting of Stockholders should be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, by November 1, 1998, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting.

ANNUAL REPORT TO STOCKHOLDERS

    The Annual Report to Stockholders, as amended, concerning the operation of the Company for the fiscal year ending September
30, 1997, including financial statements, is enclosed herewith.

ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

    A copy of the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1997, as filed with the Securities and Exchange Commission, without exhibits may be obtained by stockholders without charge by written request to Mark McKnight, Secretary, MVSI, Inc., 8133 Leesburg Pike, Suite 750, Vienna, Virginia 22182, telephone (703) 356-5353, facsimile
(703) 356-5354, or e-mail: mvsi@erols.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

    It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope which has been enclosed, at your earliest convenience.

                                    By Order of the
                                    Chairman of the Board

                                    Edward Ratkovich

DATED:  April 24, 1998

                             ADMISSION SLIP


    The Stockholder bearing this slip is entitled to attend the 1998 Annual Meeting of Stockholders of MVSI, Inc.


DATE:            May 29, 1998

TIME:            11:00 A.M.

LOCATION:        Socrates Technologies, Inc. (a wholly owned subsidiary
                 of MVSI)
                 9301 Peppercorn Place
                 Largo, Maryland  20774



<PAGE 26>

PROXY

                                MVSI, INC.

               PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of MVSI, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 24, 1998, and hereby appoints Paul Richter and Mark McKnight, and each of them, his or her proxy, with full power of substitution, to vote all stock of the undersigned at the 1998 Annual Meeting of Stockholders of MVSI, Inc. to be held on Friday,
May 29, 1998 at 11:00 a.m., local time, at the executive offices of Socrates Technologies, Inc., a wholly owned subsidiary of MVSI, Inc., located at 9301 Peppercorn Place, Largo, Maryland 20774, and at any and all continuation(s) or adjournment(s) thereof, hereby revoking any proxy previously given and ratifying all that said proxy or proxies may do pursuant hereto. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Abstentions are not counted as votes cast with respect to Proposal No.1.


                   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                     "FOR" ALL NOMINEES IN PROPOSAL NO.1

1.  Election of the following:          For All          Withheld
    Nominees as Directors               Nominees          For All

    Abbas Fathi                          [   ]             [   ]
    Edward Ratkovich
    Paul W. Richter
    E. Paul Roberts
    Clive G. Whittenbury

    Withheld for the following only (Write name of Nominee(s) in the space below):

    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

                    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                             "FOR" PROPOSAL NO.2

2. Approval of Amendment of the 1997 Stock Option Plan to Increase the Number of Authorized Shares Available for Issuance under the Plan.

    (Check One Box Only)

               FOR [   ]      AGAINST [   ]       ABSTAIN [   ]



                   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                            "FOR" PROPOSAL NO.3

3.  Proposal to Ratify the Appointment of Grant Thornton, LLP as
    Independent Auditors for the Company for the Fiscal Year Ending September 30, 1998.

    (Check One Box Only)

               FOR [   ]      AGAINST [   ]      ABSTAIN [   ]

----------------------------------------------------------------------------


Signature (required): ____________________ Print Name:_____________________

Signature (required): ____________________ Print Name:_____________________

Date:   _______________________


THIS PROXY SHOULD BE COMPLETED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREIN, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

DO YOU PLAN TO ATTEND THE ANNUAL MEETING?

IF YES, PLEASE CHECK THE BOX:  [   ]